                                                                   EXHIBIT 10.26

                            SCHEDULE OF OMITTED NOTES

      The following documents have been omitted as Exhibits to the Annual Report on Form 10-K because they are on substantially identical terms as Exhibit 10.25 in all material respects other than with respect to the principal amounts and interest rates of each of the notes.

                                                                    Interest
                       Agreement                           Amount     Rate
-------------------------------------------------------   -------   --------
1.  Note between the company and Edwin P. Kuhn            $77,260     4.76%

2.  Note between the company and James W. George          $57,950     4.76%

3.  Note between the company and Michael H. Hinderliter   $57,950     4.76%

4.  Note between the company and Timothy L. Doane         $57,950     6.01%

5.  Note between the company and Joseph A. Szima          $38,640     6.01%